UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2006

LONG BEACH MORTGAGE LOAN TRUST 2006-8
Issuing Entity

LONG BEACH SECURITIES CORP.
 Depositor
 (Exact name of registrant as specified in its charter)

WASHINGTON MUTUAL BANK
Sponsor

333-131252-06

(Commission File Number)

Delaware	33-0917586
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1400 South Douglass Road, Suite 100, Anaheim, California 92806

(Address of principal executive offices, with zip code)

(714) 939-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 6  ASSET-BACKED SECURITIES

Item 6.01.  ABS Informational and Computational Material.

ABS informational and computational material for the depositor and/or sponsor consisting of certain loan information is provided on the following exhibit attached to this Form 8-K:

Exhibit Number	Description
99.1	Certain information concerning the mortgage loans prepared in connection with the Registrant's Long Beach Mortgage Loan Trust 2006-8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONG BEACH SECURITIES CORP.

Date: September 21, 2006	By:	/s/ David H. Zielke
	Name:	David H. Zielke
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Certain information concerning the mortgage loans prepared in connection with the Registrant's Long Beach Mortgage Loan Trust 2006-8